Investor Presentation November 15, 2017 Parent of Cambridge Trust Company NASDAQ: CATC Cambridge Bancorp Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Company Profile (as of September 30, 2017) Banking subsidiary: Cambridge Trust Company, founded 1890: Total assets: $1.9 billion Loans: $1.4 billion Deposits: $1.7 billion Non-interest income: 35% of total revenue Wealth Management assets: $2.9 billion Headquartered in Harvard Square, the heart of Cambridge Massachusetts 11 full-service banking offices located in Middlesex and Suffolk counties of Massachusetts Wealth Management offices located in Boston’s financial district, and Concord, Manchester and Portsmouth, New Hampshire

Why Cambridge Trust? Continued focus on client service while investing for growth 4 Business Model Attractive geographic markets Focused private banking business model Culture Client-centric service culture Loyal client base Performance Strong asset quality Sound underwriting acumen and risk management practices Credit Investing for future growth Consistently profitable Experienced, conservative leadership Commitment to our community Core deposit-funded Well-capitalized Affluent client base

Geographic Footprint 5 Banking Offices Wealth Management Offices

Greater Boston Market Overview US Boston MSA Demographics Population (2017) 325.1M 4.8M Proj. Population Growth ('17-'23) 3.94% 3.80% Median Household Income (2017) $57,462 $80,000 Proj. HH Income Change ('17-'23) 15.65% 18.94% Bachelor's Degree or Higher 39.3% 54.3%¹ Economics Unemployment Rate (Sept 2017) 4.2% 3.3% Real GDP Growth (‘15-’16) 0.8% 1.5% Banking Deposits (June 2017) $10,609B $223.5B Top 3 Combined Deposit Mkt Share 35.7% 52.9% High Net Worth Individuals High Net Worth Individuals ² 4,457,600 162,000 # of Residents per HNW Individual ² 72 29 Note: Boston MSA defined as Boston-Cambridge-Newton, MA-NH per SNL Financial Sources: SNL Financial; US Census Bureau; US Bureau of Economic Analysis, US Bureau of Labor Statistics, Boston Globe, Capgemini, Spiky Venture Capital ¹ All of Massachusetts, 2010 ² High net worth individuals defined as individuals with $1MM or more in investable assets, excluding primary residence, collectibles, consumables, and consumer durables as of 2014 Diverse industry mix including healthcare, technology, financial services and education Approximately 68,000 professional service firms operate in the Boston MSA Massachusetts ranked in top four states in venture capital with roughly 9.5% of the nation’s overall share

Boston High Net Worth Individual Demographics Boston HNWI Population 162,000 high net worth individuals1 in Boston, ranking 7th in the nation2 42 out of every 10,000 Massachusetts residents earn $1million or more annually, ranking 4th in the nation3 $618 billion in high net worth individual investable wealth, ranking 7th in the nation2 From 2011 to 2015, the number of Boston residents making at least $1 million a year increased by nearly 50 percent4 1 Defined as an individual with $1MM or more in investable assets, excluding primary residence, collectibles, consumables, and consumer durables 2 Capgemini 2015 Study 3 Boston Globe 4 Boston Business Journal

Compelling Local Markets * Source: SNL Financial 2017 median HH Income ** Based on Nielsen P$YCLE Segmentation as of August 2017 Middlesex County is the most attractive county in Massachusetts. Cambridge Trust Company ranks #12 in deposit market share within the County. Overall, the median household income for all of Middlesex County is 24% higher than that of Massachusetts. Median HH Income* CTC Households in Top 10 Affluent Segments** CTC Locations in Middlesex County: Cambridge $81,811 49.2% Belmont $110,583 61.7% Concord $140,549 80.9% Lexington $144,564 85.0% Weston $197,181 89.1% Median HH Income* United States $57,462 Massachusetts $72,859 Middlesex County $90,117

Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base

Targeted Operating Model Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach

Strong Financial Performance: Net Income and Diluted Earnings Per Share (In Millions) 5-Year CAGR (through 2016) +6.2% (In Dollars)

Total Assets 5-Year CAGR (through 2016) +7.7% (In Millions)

Total Loans 5-Year CAGR (through 2016) +14.4% (In Millions)

Loan Portfolio (as of September 30, 2017)

Total Deposits $1,557 $1,126 $1,371 $1,281 $1,686 5-Year CAGR (through 2016) +8.4% (In Millions)

Cost of Total Deposits

Net Interest Margin (Fully Taxable Equivalent)

Non-Interest Income (In Millions) 35% of Revenue

Other Key Performance Measures 2016 Sept 2017 YTD Return on Average Assets 0.95% 0.99% Return on Average Equity 12.77% 13.25% Non-Performing Loans/Loans 0.13% 0.13% Net Loan Charge-Offs/Loans 0.00% 0.00% Allowance for Loan Losses/Loans 1.16% 1.15%

Regulatory Capital Ratios (As of September 30, 2017)

Growing the Franchise – Wealth Management 2017 YTD Results: Wealth assets increased by 10% to $2.9 billion, driven by strong market performance and new business generation. Continued growth in New Hampshire markets. New Hampshire assets under management grew to $1.0 billion, or 36% of total managed assets. Investments & Growth Opportunities: Investment in Business Development Officers in 2018 & 2019 Increase internal referrals

Wealth Management Assets $2,449 $1,527 $1,850 $2,204 5-Year CAGR (through 2016) +12.0% (In Millions)

Net Client Flows September 30th YTD 2017 FY 2016 FY 2015 Starting Assets Under Management $2,572,760 $2,329,208 $2,290,227 Net Inflows 37,402 193,569 7,334 Appreciation & Income Net of Fees 216,822 49,983 31,647 Ending Assets Under Management $2,826,984 $2,572,760 2,329,208 Custody Assets 105,742 116,343 119,931 Total Wealth Management Assets $2,932,726 $2,689,103 $2,449,139

Wealth Management Revenue 5-Year CAGR (through 2016) +9.2% (In Millions)

Growing the Franchise – Commercial Banking 2017 YTD Results: Total commercial loan growth of $22M or 3% Commercial & industrial loan growth of $6M or 10% Business deposit growth of $43M or 7%, representing 40% of total deposits Investments & Growth Opportunities: Investment in specialty lending in 2018 Asset-based lending

Asset Quality 10 year average net charge-off rate of 0.01% (Dollars in Thousands) 2011 2012 2013 2014 2015 2016 Sept 2017 Non-Performing Loans $1,204 $1,570 $1,703 $1,629 $1,481 $1,676 $1,702 NPLs/Total Loans 0.18% 0.21% 0.18% 0.15% 0.12% 0.13% 0.13% Net Charge-Offs/ (Recoveries) ($274) (4 bps) $11 0 bps ($260) (3 bps) ($11) (0 bps) $153 1 bps $62 0 bps $1 0 bps Allowance/ Total Loans 1.51% 1.47% 1.35% 1.32% 1.27% 1.16% 1.15%

Growing the Franchise – Consumer Banking 2017 YTD Results: Kendall Square branch relocated in May 2017 as part of MIT’s ambitious development on Main Street. Opportunity to test new branch model better suited to highly innovative and young community Branch to be used as a laboratory in which to try out new ideas Investments & Growth Opportunities: Identify existing clients without full private banking offering to deepen client relationships Selectively evaluate markets for office expansion

Demonstrating Our Commitment to the Community Diversity and Inclusion: Greater Boston’s 15 companies with the most racially and gender diverse corporate boards (March 2017) Community Development: Affirmative Housing LLC – Financed renovation of 83 affordable housing units in Roxbury, MA. Hildebrand – Line of credit facility and loan for a family shelter Financial Support: To over 147 non-profit and community organizations Community Service: Community Servings, Jamaica Plains, Boston (September 2017) Harvard Square Clean-Up Day

Focus on Shareholder Value: Stock Price Performance (Period-end stock price) 5-Year CAGR (through 2016) +12.9%

Dividend Yield vs. Market Benchmarks

Summary Private Banking Business Model Diverse revenue stream (Non-interest income, 35% of Revenue) Solid financial performance Top quartile return on average equity as compared to peer Sound risk manager with excellent asset quality track record Core Deposit funded Demand deposits represent 28% of total deposits (September 2017) Attractive Geographic Market Boston-Cambridge unemployment rate of 3.3%* Diverse economy with world renowned innovative industries * Bureau of Labor Statistics September 2017 (Preliminary)

Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5543 Mark D. Thompson President 617-441-1505 Cambridge Bancorp Parent of Cambridge Trust Company